

HYCROFT

NASDAQ: HYMC

DEVELOPING ONE OF NORTH AMERICA'S LARGEST PRECIOUS METALS DEPOSITS

September 2023

DISCLAIMER



Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words "estimate", "plan", "anticipate", "expect", "intend", "believe" "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to" and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company's business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business-related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate ("LIBOR") could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short "squeeze" resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our "Risk Factors" set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

All dollar amounts are expressed in US dollars, unless otherwise stated.



HIGHLIGHTS

HYCROFT

One of the World's Largest Precious Metals Deposits

Gold	10.6 M oz M & I + 3.4 M oz Inferred[1]
Silver	361 M oz M & I + 96 M oz Inferred[1]
Gold Eq	15.2 M oz M & I + 4.6 M oz Inferred[1]

Strong Balance Sheet

Cash:	$117 million + $35 million restricted[2]
Debt:	No payments until 2027

Significant Exploration Upside

- District-scale land package - less than 10% explored
- Successful Phase 1 drill program in 2022
- Phase 2 drill program – commenced Spring 2023
- Limited prior drilling beyond the current resource

Proven leadership team with track record of successful value creation

- Former Romarco Minerals team that took Haile Gold Mine from exploration to construction before being acquired by Oceana Gold for ~$650 million

SIZE 〉 OPTIONALITY 〉 CASH

[1] Mineral resources were based upon the March 27, 2023, Technical Report Summary using $1900 Au and $24.50 Ag. See "Cautionary Note to US Investors Regarding Mineral Resources."
[2] At June 30, 2023

HIGHLIGHTS

HYCROFT

NEVADA RANKS AT THE TOP OF THE

Best places in the world for mining

PERMITTED FOR COMMERCIAL OPERATIONS

Heap leach and milling


OREGON
IDAHO
Hycroft
UTAH
CALIFORNIA
NEVADA
Las Vegas
ARIZONA
Hycroft
Major Mines
Gold Trends

SUBSTANTIAL ONSITE INFRASTUCTURE

- Three-stage crushing system
- Two Merrill-Crowe process plants
- One active refinery and equipment for a second refinery
- Power line, water supply, roads, near-by rail
- Large mobile fleet maintenance facility
- On-site laboratory



SAFETY



Rolling 12 Month TRIFR and Injury Experience
Employee & Contractor
1.55
1.22
0.00
TRIFR
# of injuries x 200,000 hours
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23

- YTD TRIFR 0.0
- 12 Month TRIFR 0.0
- 2023 National TRIFR Average For Surface Metal Mining Is 2.173
- 31 Days Since Last First Aid (8/3)
- 675 Days Last Reportable Injury
- 1011 Days Since Last Lost Time

Hycroft achieved 1 million workhours without a LTI as of June 30, 2023

HYCROFT ACHIEVEMENTS

HYCROFT

2022 Achievements

- Achieved a new safety record well below industry average (TRIFR = 0.00)
- Significant financing through Eric Sprott / AMC & ATM
- Completed leaching gold and silver from prior operation
- Completed Phase 1 drilling
  - 25,000 meters – RC
  - 4,000 meters - Core
- Established continuity between higher grade zones
- Converted waste to ore benefiting project economics
- Extended mineralization to the east with new zone
- High-grade silver at Vortex continues to deliver

2023 Objectives

- Maintain ZERO TRIFR
- Phase 2 drilling
  - 5,000 meters – RC
  - 3,500 meters – Core
  - In-fill drilling targeting Years 1-5 of mine plan
  - Targets outside the known resource
- Finalize metallurgical test work for POX process (sulfides)
- Finalize flow sheet for milling operation
- Initiate PFS economics

MOVING HYCROFT UP THE VALUE CHAIN

HYCROFT

2022	2023	2024			
Technical Report	Metallurgical Work	Prefeasibility	Feasibility	Construction Decision	Production
✓ Mineral Resource Estimate	✓ Variability studies • Bench top autoclave studies	• Mineral Reserve • Mine Plan • Flowsheet	• Trade off studies • Site layout & planning	• Earthworks • Excavation	• Commissioning • Operation

Exploration

DE-RISKING HYCROFT

POSITIVE METALLURGICAL RESULTS

HYCROFT


Flotation Gold and Silver Recoveries
Gold Recovery (%)
100.0
95.0
90.0
85.0
80.0
75.0
70.0
Gold
98.9
92.9
89.2
85.3
74.0
89%
Silver
99.9
97.0
94.7
90.9
82.1
94%
Recovery values from 2023 Hycroft Technical Report*

pH = 4.7 Grind Size < 85u 24-minute Conditioning Mass Pull > 20%

KEY HIGHLIGHTS

- Statistically significant improvement in gold and silver recoveries
- Statistical reduction in variability
- Results are consistent and repeatable across
  - Formation
  - Depth
  - Domain
  - Geochemistry
  - Silicification
  - Grade
- 219 Variability Samples, including duplicate and triplicate samples
- Samples from each geologic domain

* Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

METALLURGICAL REFINEMENT

HYCROFT

Adjusting process parameters:	Estimated operating cost impact:
1. Decrease Particle Size P_{80}	$0.24 / ton [1]
2. Decreasing Flotation pH	$0.40 / ton [2]
3. Increasing Flotation Conditioning Time	$0.01 / ton [3]
	$0.65/ton

Result:

Flotation gold recovery increased from 80%[4] to 85% - 93%

Flotation silver recovery increased from 80%[4] to 91% - 97%

Reduce process variation

Minimize low-grade effect on recovery

Increase mass pull for POx

Notes:
1. Increased power consumption at $0.06 kWhr
2. Sulfuric Acid addition used to achieve lower pH
3. Increased power consumption for agitator in a larger conditioning tank
4. Based on Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

OPPORTUNITY TO EXPAND MINERALIZATION

SIZE, SCALE & EXPANSION Gold & Silver: Project remains open in all directions and at depth


2 km
Brimstone
Vortex
Central
Camel
Bay
OPEN
OPEN
OPEN
5.3 km
Resources
Measured
Indicated
Inferred

Tighter drill spacing could expand known pits and mineralization opportunities

2022 PHASE 1 DRILL PROGRAM RESULTS

HYCROFT

- Discovered higher gold and silver grades than average resource grade
- Higher grade zones are more continuous than previously interpreted
- Extended mineralization 150m to the east of known resource boundary
- Vortex continues to deliver very high-grade silver over long intercepts
  - 55m @ 396 g/t Ag at bottom of pit (hole ended in ore)
- Converted waste to ore mineralization (Camel, Central) and improving project economics
- Added over 425,000 ounces of gold (M&I) in Phase 1 drilling

2023 PHASE 2 DRILL PROGRAM OBJECTIVES

HYCROFT

- Drill new target identified 150m east of known resource in Phase 1
- Continue to drill at Vortex – remains open
- Drill high priority targets identified through review of historical drilling + geophysics + hyperspectral results (Wild Rose, Chance, School Bus, Oscar)
- Drill high priority targets outside the known resource

NUMEROUS TARGETS TO EXPLORE

HYCROFT

SIZE, SCALE, & EXPANSION

Land Size

Hycroft property is larger than Manhattan with numerous exploration targets

Land Position

Significant land position - less than 10% has been explored

Rosebud Mine[1]

Close proximity to the past-producing, high-grade Rosebud Mine

High-Grade Intercepts

High-grade intercepts identified within and beyond the known resource

MANHATTAN




Float Anomaly
Untested Gravity High
Geology similar to west side of mountain.
No exploration work has occurred in this area.
Wild Rose
Chance
Rabbit
Rosebud Mine
Oscar

1. Information regarding the Rosebud Mine is not necessarily indicative of the mineralization on the Hycroft property that is the subject of the Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023 and Hycroft can provide no assurance that mineralization at the Rosebud Mine will be consistent with the Hycroft property.

HYPERSPECTRAL RESULTS



- Helps identify potential minerals or deposits of minerals
- Data aided in identifying high priority targets in our vast land position
- Results from flyover show signatures of alunite, illite, kaolinite, all associated with gold in the Hycroft system

ACQUISITION OF CLAIMS NEAR HISTORIC ROSEBUD MINE

- Acquired 3 patented claims – May 2023
- Obtained a significant amount of data covering Hycroft land position
- Rosebud operated as a JV between Newmont and Hecla 1997-2000
- Produced ~400,000 oz of gold (>14 g/t) & ~2 million oz of silver (83 g/t)
- **The claims and the data correlate strongly with our recent field work and has allowed us to prioritize targets within our vast unexplored land package**



Legend
Hycroft Claims
Patented Hycroft Claims
Rosebud Claims
7.5 km
Rosebud Mine

EXPLORATION TARGETS


Wildrose
Chance
School Bus
Oscar

Exploration Pipeline

- Wildrose #1 priority
  - Complete soils grid
  - Complete 3 IP lines
  - Drill 9 - 13 holes into target area
- Oscar #2 priority
  - Recent geologic reconnaissance shows this is a high potential target
  - Assess existing data sets
  - Drone Magnetics flight planned to help understand structure and alteration in potential target area
  - Plan drilling and roads for work late in 2023
- School Bus #3 priority
  - Complete soils grid (continuation of Newmont data)
  - Assess all data and evaluate drill targets (possible drilling late 2023)
- Chance #4 priority
  - Began geologic reconnaissance
  - Evaluating existing drilling and geophysics

2023 / 2024 OBJECTIVES

HYCROFT

COMPLETED

Q1

- PUBLISHED TECHNICAL REPORT
- INITIATED PHASE 2 DRILL PROGRAM

LOOKING AHEAD

Q2 – Q3

- PHASE 2 EXPLORATION DRILLING
- FINALIZE METALLURGICAL TESTWORK
- FINALIZE PROCESS FLOW SHEET

Q4 – 1H24

- FINALIZE PRE-FEASIBILITY STUDY
- EVALUATE/IMPLEMENT STRATEGIC GROWTH OPPORTUNITIES




994K



STRATEGIC OBJECTIVES

- Continue operating in a safe and environmentally responsible manner
- Complete ESG report demonstrating responsible operations and governance
- Improve capital structure by converting subordinated debt to equity/equity-like
- Complete PFS and trade-off studies to further enhance resource economics
- Step-out exploration drilling to define potential high-grade areas
- Assess M&A targets that would accelerate timing to production and cash flows

HYCROFT VALUATION

North American Precious Metals Developer Valuations

Enterprise Value (US$ MM) vs. Total Attributable Mineral Resources (MMoz AuEq)



Legend:
Bubble sizes are representative of total attributable mineral resources
$2,000
$1,500
$1,000
$500
$0
Enterprise Value (US$ MM)
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Total Attributable Resources (MMoz AuEq)
NovaGold (50%)
Seabridge
296
Osisko Mining (50%)
Rupert
Probe
Perpetua
Wallbridge
Revival
Liberty
Falco
Treasury
Hycroft

Sources: Company materials and S&P Capital IQ
Note a: AuEq calculations are based on long-term commodity prices of US$1,900/oz Au, US$24.00/oz Ag, US$3.75/lb Cu, US$1.20/lb Zn, US$0.95/lb Pb
Note b: Priced as of August 4, 2023

Hycroft trades at a significant discount to other large-scale North American precious metals developers

WHY INVEST IN HYCROFT ?

HYCROFT

- ✓ One of the world's largest gold and silver deposits in a Tier I Jurisdiction
- ✓ Significant upside potential (less than 10% of the land position has been explored)
- ✓ Highly leveraged to gold and silver prices
- ✓ Permitted for both heap leach and milling operation
- ✓ Significant infrastructure on site
- ✓ Transitioning to large scale mill operation with engineering studies underway
- ✓ Strong cash position $117M unrestricted + $35 M restricted
- ✓ Executive leadership team with proven track record of successful project development

PROVEN TRACK RECORD OF SUCCESS

HYCROFT



Strong board, management & technical team with proven track record of delivering shareholder value



Appendix

CAPITALIZATION AND OWNERSHIP

Ownership Summary*

AMC Entertainment	23.4 mm	12%
Eric Sprott	18.4 mm	9 %
Other/Retail	154.6 mm	79 %

*Based on outstanding shares August 2023.


AMC Entertainment 12%
Eric Sprott 9%
Other/Retail 79%

Capital Structure

Share Price - HYMC[1.] (NASDAQ) *(Aug 15, 2023)*	$0.35
52-Week High-Low	$1.10 - $0.28
Shares Outstanding	202.0 mm
Market Capitalization	$71 mm
5-year Warrants issued 5/2020 - HYMCW (exercise price of $11.50)	34.3 mm
5-year Warrants issued 10/2020 - HYMCL (exercise price of $10.50)	9.6 mm
5-year Warrants issued 03/2022 (exercise price of $1.068)	46.8 mm
Basic Shares + 5-year Warrants	292.8 mm
Unrestricted Cash on Hand (at 6/30/2023)	$117 mm
Debt[2]	$139.9 mm

1. As of close on Sep 1, 2023, unless otherwise noted.
2. Carrying value as of June 30, 2023, includes debt issuance costs and discounts.

LEADERSHIP

Highly experienced and motivated management team in place, led by:

Diane Garrett
President & CEO
Formerly with Romarco Minerals, US Global Investors

Stan Rideout
Executive Vice President & CFO
Formerly with Romarco Minerals, Phelps Dodge Corp.

Rebecca Jennings
SVP & General Counsel
Formerly with Newmont, Allied Nevada

Alex Davidson
VP Exploration
Formerly with Nevada Gold Mines

David Thomas
VP & General Manager
Formerly with Romarco Minerals

Fiona Grant Leydier
VP Investor Relations
Formerly with Silver X, Great Panther Mining

Lily He
VP Finance & Treasury
Formerly with OceanaGold, Romarco Minerals, GlobeStar Mining

On-site Technical Team:
Process Manager, Environmental Manager, Chief Metallurgist, Chief Mine Engineer, Chief Geologist



BOARD OF DIRECTORS

HYCROFT

Stephen Lang
Chairman, Director

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold

Diane Garrett
Director

President and CEO, Hycroft; formerly CEO, Romarco Minerals, US Global Investors.

Sean Goodman
AMC Board Appointee

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

Michael Harrison
Director

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

David Naccarati
Director

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation.

Thomas Weng
Lead Director

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank.

Marni Wieshofer
Director

Formerly with Houlihan Lokey, Lionsgate Entertainment.

MINERAL RESOURCES

HYCROFT

Classification	Approximate Cutoff, Equiv Gold gm/t	Ktonnes	Gold gm/tonne	Silver gm/tonne	Sulfide Sulfur%	Contained Ounces Gold Ozs x 1000	Contained Ounces Silver Ozs x 1000
Heap Leach Resource							
Measured	0.07	85,424	0.274	5.72	2.14	753	15,725
Indicated	0.07	54,206	0.250	4.32	1.78	436	7,529
Meas + Ind	0.07	139,630	0.265	5.17	2.00	1,189	23,254
Inferred	0.07	41,838	0.250	4.86	1.62	337	6,549
Flotation Mill + Concentrate Treatment by POX and Cyanide Leach							
Measured	0.34	365,361	0.445	17.09	1.78	5,236	200,965
Indicated	0.34	314,171	0.411	13.49	1.58	4,156	136,445
Meas + Ind	0.34	679,532	0.429	15.43	1.69	9,391	337,410
Inferred	0.34	226,341	0.414	12.29	1.52	3,019	89,568
Combined Mineral Resources, Leach Plus Mill							
Total Measured	0.07-0.34	450,785	0.413	14.93	1.85	5,989	216,690
Total Indicated	0.07-0.34	368,377	0.387	12.14	1.61	4,592	143,974
Total Meas + Ind	0.07-0.34	819,162	0.401	13.68	1.74	10,581	360,664
Total Inferred	0.07-0.34	268,179	0.389	11.14	1.54	3,356	96,117

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag.

Cutoffs are income – process cost = NPR = NSR – Process OpEx.

Numbers may not match exactly due to rounding.

Mineral resources are contained within a computer-generated optimized pit.

All units are metric. Gold and silver grades are in grams / metric ton

**Source: Technical Report Summary, dated March 27, 2023.

RESOURCE ESTIMATION PARAMETERS

HYCROFT

Assumptions:		
	Unit of measure	Value
Gold price	$/oz	$1,900
Silver price	$/oz	$24.50
Mining cost, base*	Per ton material moved	$1.45
Mill Process Recoveries:		
Flotation recovery – gold	% of AuFA	80.0%
Flotation recovery – silver	% of AgFA	80.0%
Flotation recovery – sulfide	% of sulfide sulfur	85.0%
Mass pull	%	14.0%
Concentrate leach recovery	%	95.0%
Overall recovery, mill	%	76.0%
ROM Leach Recoveries:		
Gold (oxide, transition & sulfide)	% of AuCN	75.0%
Silver (oxide, transition & sulfide)	% of AgFA	12.2%

**Source: Technical Report Summary, dated March 27, 2023.

Process costs:		
Comminution	Per ton of feed to float plant	$3.99
Flotation	Per ton of feed to float plant	$3.68
Process (fixed costs)	Per ton of feed to float plant	$0.51
Leach, CCD, Detox (fixed costs)	Per ton of feed to float plant	$0.43
Total Mill Cost	Per ton of feed to float plant	$8.61
ROM Leach (Oxide)	Per ton of feed to ROM Leach	$2.75
ROM Leach (Transitional & Sulfide)	Per ton of feed to ROM Leach	$3.15
Mine Site G&A	Per ton of feed	$0.44
Flotation Concentrate Treatment Costs:		
Assumed sulfide grade in feed	%	1.80%
Ton sulfide sulfur/ton concentrate	Ton/ton	0.1093
Consumable unit cost/ton sulfur	$/ton sulfide sulfur in concentrate	$339.07
POX consumable cost per ton	$/ton concentrate	$27.74
Total POX treatment cost	$/ton concentrate	$14.11
Total POX treatment cost	$/ton of ore	$4.24
Total Process Costs (at avg sulf sulfur):		
Mill + Concentrate POX + G&A	$/ton ore flotation	$14.83
ROM leach + G&A (oxide)	$/ton of ore to ROM leach	$3.19
ROM leach + G&A (transition & sulfide)	$/ton of ore to ROM leach	$3.59

METALLURGICAL RESULTS

HYCROFT

Purpose

Identify flotation operating parameters to maximize gold and silver recovery using over 200 selected drill hole samples that are representative of multiple mining stages through the Hycroft ore body

Program

- 219 Variability Samples, including 30 duplicate and 15 triplicate samples (singular data points)
- Sample set represents:
  - Seven mine pits
  - Four primary alteration mineral assemblages correlated with silicification and RME (R-scale)
  - Three subordinate vein characteristics
  - Three classes of gold head grade *(AuEq Grade below 0.30 gpt not included in study)*
  - Three classes of sulfide sulfur

- Flotation Variables
  - Grind size (P80) and Grind time (minutes)
  - Mill pH received and adjusted
  - Reagent additions (Potassium Amyl Xanthate (PAX), Lead Nitrate ($Pb(NO_3)_2$), Frother, and Sulfuric Acid)
  - Conditioning Time (minutes) and Mass Pull (%)
  - % Solids

Results demonstrate significantly improved recoveries for both gold and silver

EXPLORATION PROGRAM

HYCROFT

Generalized Low Sulfidation Deposit

- Upper large low-grade mineralization.
- High-grade Au/Ag breccia zone.
- High-grade Au/Ag/Base Metal vein system

Development Drilling

- 125,000 ft (RC & Core)
- Define high-grade intercepts
- Convert inferred model blocks to indicated
- Expand resources along strike & at depth
- Target on potential feeder zones
- Explore deep structural targets


Hot Springs
North Area Pits
Sheeted Veins (High Grade Veins)
Hycroft Central Zone
Hycroft Brimstone Vortex
Low Grade Precious Metals
Rose Bud Mine
Breccia
Stockwork Veins
High Grade Precious Metals
Base Metals
Main Vein
250 m
500 m
750 m
1000 m
1250 m

OPEN IN ALL DIRECTIONS & AT DEPTH


NORTH
OPEN
OPEN
OPEN
SOUTH
OPEN
OPEN
Open
HYCROFT MINE OBLIQUE VIEW
(0.010 Au opt Grade Shell)
Looking Northeast
VORTEX HIGH-GRADE
SECTION 40700 NORTH



MINE SITE

HYCROFT



New Leach Pad
Propose d Rail Spur
North Merrill-Crowe
Administratio n, Warehouse, Maintenance
Brimstone Merrill-Crowe Crushing Facility
BAY
North Leach Pad
Lewis Leach
Brimston e Leach Pad
GAP
Central Fault
CENTRAL
BRIMSTONE
East Fault
CAMEL
VORTEX
N
Main East-West Railway (Union Pacific)
State Route 49 (Jungo Road)











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